Exhibit 10.4

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT THAT IS MARKED
BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 8

TO

THE A320 NEO FAMILY PURCHASE AGREEMENT

Dated as of December 20, 2019

BETWEEN AIRBUS S.A.S.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 8 to the A320 NEO Family Purchase Agreement dated as of December 20, 2019 (this “AAmendment”), is entered into as of July __ 2024 by and between AIRBUS S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 1731 Radiant Drive, Dania Beach, Florida, 33004, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 NEO Family Purchase Agreement, dated as of December 20, 2019 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time (the “Agreement”); and

WHEREAS, the Buyer and Seller agree to terminate certain Aircraft remaining to be delivered as of the date hereof [***].

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them, as applicable, in the Agreement and the Legacy Agreement Amendment. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

[***] A320 NEO - Amendment No. 8        1
PRIVILEGED AND CONFIDENTIAL

1TERMINATION
1.1The thirty-six (36) Aircraft scheduled for Delivery in the calendar years 2027 and 2028 listed in the table below (the “Terminated Aircraft”) are hereby terminated. Notwithstanding any provision to the contrary, the Parties hereby agree that they shall have no further rights and obligations in respect of the Terminated Aircraft and each Party hereby forever releases, waives, relinquishes, and discharges the other Party from any and all claims, demands, liabilities, rights, damages, expenses, and causes of action of whatever kind or nature, and other losses of any kind, whether known or unknown, foreseen or unforeseen, as a result of such termination.

List of the Terminated Aircraft:

[***]
1.2    As a result of the termination set forth in clause 1.1 above, Clause 9.1.1 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

“Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following quarters or months, (each, as applicable, a “Scheduled Delivery Quarter” or a “Scheduled Delivery Month”):

[***]

2    PREDELIVERY PAYMENTS

2.1    Following the termination of the Terminated Aircraft [***].

2.2    With respect to Aircraft having their Delivery scheduled in the calendar years [***]:

[***]

2.3    The Seller [***].

3    SELLER REPRESENTATIVE SERVICES

3.1    Clause 15.1 of the Agreement is [***]

3.2    At the date of this Amendment, [***].

4.LETTER AGREEMENT 8

[***] A320 NEO - Amendment No. 8        2
PRIVILEGED AND CONFIDENTIAL

Letter Agreement No.8 to the Agreement is hereby deleted and replaced by the Second Amended and Restated Letter Agreement No.8 dated of even date herewith. Any reference to Letter Agreement No.8 or the Amended and Restated Letter Agreement No.8 under the Agreement, including all Letter Agreements, shall be deemed to be a reference to the Second Amended and Restated Letter Agreement No.8.

5.LETTER AGREEMENT 10

Letter Agreement No.10 is hereby added to the Agreement.

6.LIBOR RATE

Due to the cessation of LIBOR rates, the Parties hereby agree to amend the definition of Libor Rate as follows:

“LIBOR Rate or LIBOR means [***]”

The Parties hereby agree to add the following definition to the Agreement:

“Term SOFR means the forward-looking term rate based on [***]”

7.BUYER ADDRESS

Buyer's address, wherever it appears in the Agreement, is deleted and replaced with: "1731 Radiant Drive, Dania Beach, Florida 33004 U.S.A."

8.[***]

9.EFFECT OF THE AMENDMENT

9.1    The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

9.2    The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

10CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.8 of the Agreement.
[***] A320 NEO - Amendment No. 8        3
PRIVILEGED AND CONFIDENTIAL

11GOVERNING LAW

11.1    THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.5 OF THE AGREEMENT.

11.2    IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

12    EFFECTIVITY

    This Amendment will enter into full force and be binding upon the Parties upon signature of this Amendment by each of the Parties.

13COUNTERPARTS

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail.

[SIGNATURE PAGE FOLLOWS]
[***] A320 NEO - Amendment No. 8        4
PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Simon Gore	By:	/s/ Paul Meijers
Its:	Vice President and Treasurer	Its:	Executive Vice President
[***] A320 NEO - Amendment No. 8        5
PRIVILEGED AND CONFIDENTIAL

Second Amended and Restated Letter Agreement No. 8 to

A320 Neo Family Purchase Agreement

As of July _30___, 2024

Spirit Airlines, Inc.
1731 Radiant Drive
Dania Beach, Florida, 33004

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the “Agreement”).

This Second Amended and Restated Letter Agreement No. 8 (“Letter Agreement No. 8”) amends and restates Letter Agreement No. 8 , between the Buyer and the Seller, dated December 20, 2019, as amended and restated as of June 24, 2020.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 8.

Both parties agree that this Letter Agreement No. 8 will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 8 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 8 will govern.

1DEFINITIONS

Clause 0 of the Agreement is amended to add the following defined terms:

“Buyer Bank Account - An account established in the Buyer’s name at any bank, savings and loan or credit union chartered under the laws of the United States or any political subdivision thereof. The Buyer will provide written payment instructions, including the ABA routing number, SWIFT code, branch address and phone number of such institution, together with the account number of, and the account owner’s name on, such account, not less than 30 days in advance of any payment due to the Buyer hereunder that the Buyer wishes the Seller to direct to such account. The Buyer hereby represents and warrants that it will be, at the time of such notice and of any such payment, the sole legal and beneficial owner of such account.

[***] – Second Amended and Restated Letter Agreement No. 8      6 - 7
PRIVILEGED AND CONFIDENTIAL

[***]

2[***]

3INTENTIONALLY LEFT BLANK

4[***]

5[***]

6[***]

6.1    [***]:

(1)[***];

(2)[***];

(3)[***]; and

(4)[***]; and

(5)[***].

[***].

6.2    [***].

6.3    [***].

7[***]

8[***]

9ASSIGNMENT

[***].

10MISCELLANEOUS

[***] – Second Amended and Restated Letter Agreement No. 8      7 - 7
PRIVILEGED AND CONFIDENTIAL

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

[***] – Second Amended and Restated Letter Agreement No. 8      8 - 7
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                            Very truly yours,

                            AIRBUS S.A.S.

                            By: /s/ Paul Meijers

                            Its: Executive Vice President

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Simon Gore

Its: Vice President and Treasurer

[***] – Amended and Restated Letter Agreement No. 8

Letter Agreement No. 10 to
A320 Neo Family Purchase Agreement

As of July _30__, 2024

Spirit Airlines, Inc.
1731 Radiant Drive
Dania Beach, Florida 33004

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered an A320 NEO Family Purchase Agreement, dated as of December 20, 2019, as amended from time to time (the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (this “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1[***]

1.1The Buyer has agreed [***].

The Buyer and the Seller hereby agree [***]:

[***]

The [***].

The Seller shall [***].

The Buyer hereby [***].

1.2a) The Buyer and the Seller agree [***].

b) The Buyer and the Seller agree [***].

[***] - Letter Agreement No. 10          10 - 10
PRIVILEGED AND CONFIDENTIAL

1.3The Buyer shall [***].

1.4    Upon the [***].

2[***]

2.1The Buyer and the Seller hereby agree [***]:

1)[***];

2)[***];

3)[***];

4)[***];

5)[***].

shall, [***].

3.    MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 22.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

[***] - Letter Agreement No. 10          11 - 10
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S. By: /s/ Paul Meijers Name: Paul Meijers Title: Executive Vice President
Accepted and agreed: SPIRIT AIRLINES, INC. By: /s/ Simon Gore Name: Simon Gore Title: Vice President and Treasurer

[***] - Letter Agreement No. 10 July 2024

APPENDIX I TO LETTER AGREEMENT No.10
[***]

[***] - Letter Agreement No. 10 July 2024

APPENDIX I TO LETTER AGREEMENT No.10

[***] - Letter Agreement No. 10 July 2024